SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 August 21, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16619               73-1612389
 ------------------------   ------------------------   -------------------
 (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                       Identification No.)



                   Kerr-McGee Center
                Oklahoma City, Oklahoma                 73125
       ----------------------------------------       ----------
       (Address of principal executive offices)       (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.  Regulation FD Disclosure
              On August 21, 2002, Kerr-McGee Corporation held a conference call to discuss its interim third-quarter 2002 financial and operating activities and expectations for the future. During the conference call, the company discussed certain expectations for oil and natural gas production volumes for the year 2002. A table providing the projection ranges of 2002 average daily oil and natural gas production is furnished below.

                                                      Kerr-McGee Corp.
                                       Projected Daily Average Production Volumes **
As of August 2002
                                                                 2002 Production Forecast
                          --------------------------------------------------------------------------------------------------------
                           1-Qtr-Actual          2-Qtr-Actual             3-Qtr                 4-Qtr                  Year
                          ------------------  -------------------   -------------------   -------------------    -----------------
Crude Oil
(BOPD)
    Onshore                29,100 -  29,100     29,400  -  29,400     27,500  -  29,000     26,500  -  28,500     28,100  -  29,000
    Offshore               53,300 -  53,300     54,300  -  54,300     53,500  -  55,000     66,000  -  68,500     56,800  -  57,800
                           ------    ------     ------     ------     ------     ------     ------     ------     ------     ------
      U.S.                 82,400 -  82,400     83,700  -  83,700     81,000  -  84,000     92,500  -  97,000     84,900  -  86,800
                           ------    ------     ------     ------     ------     ------     ------     ------     ------     ------

    North Sea             113,600 - 113,600     97,000  -  97,000     95,000  - 100,000     77,000  -  87,000     95,500  -  99,300
                          -------   -------     ------     ------     ------    -------     ------     ------     ------     ------

    Other International     8,800 -   8,800      8,500  -   8,500      8,000  -   8,500      8,000  -   8,500      8,300  -   8,600
                            -----     -----      -----      -----      -----      -----      -----      -----      -----      -----

      Total               204,800 - 204,800    189,200  - 189,200    184,000  - 192,500    177,500  - 192,500    188,700  - 194,700
                          =======   =======    =======    =======    =======    =======    =======    =======    =======    =======


Natural Gas
(MMCF/D)                    1-Qtr-Actual         2-Qtr-Actual             3-Qtr                 4-Qtr                  Year
                          ------------------ --------------------- --------------------- --------------------- --------------------
    Onshore                   383 -  383           379  -  379           380  -  400           380  -  395           380  -  389
    Offshore                  244 -  244           253  -  253           295  -  315           285  -  315           269  -  282
                              ---    ---           ---     ---           ---     ---           ---     ---           ---     ---
      U.S.                    627 -  627           632  -  632           675  -  715           665  -  710           649  -  671
                              ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    North Sea                 101 -  101            99  -   99           105  -  125           110  -  125           104  -  113
                              ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    Other International         0 -   0              0  -   0              0  -   0              0  -   0              0  -   0
                              ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

      Total                   728 -  728           731  -  731           780  -  840           775  -  835           753  -  784
                              ===    ===           ===     ===           ===     ===           ===     ===           ===     ===


BOE/D                     326,100 -326,100     311,000 - 311,000     314,000 - 332,500     306,700 - 331,700     314,200 - 325,400
                          =======  =======     =======   =======     =======   =======     =======   =======     =======   =======


Note:
-----
         Projections based upon the capital program of $1 billion as revised on July 24, 2002.

         Excludes results of operations from Kazakhstan and Indonesia which have been reclassified as discontinued operations.

         Volumes associated with the announced sale of the Northern North Sea properties are included through the third quarter of 2002. Volumes associated with all other properties that are held for sale are included in projected volumes through year end. Projected volumes will be adjusted as the sales are consummated.

          ** Cautionary Statement Concerning Forward-Looking Statements

         The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                      By:     (John M. Rauh)
                                              -----------------------------
                                              John M. Rauh
                                              Vice President and Controller

Dated: August 23, 2002